                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                               ---------------


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported) May 17, 1996


                        AT&T Universal Funding Corp.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                  33-93806              59-3325080
    --------------------      --------------------     --------------
    (State or Other           (Commission File         (IRS Employer
    Jurisdiction of           Number)                  Identification
    Incorporation)                                     Number)


          5201 Amelia Earhart Drive
             Salt Lake City, Utah                             84116
   --------------------------------------                   ---------
   (Address of Principal Executive Office)                 (Zip Code)


       Registrant's telephone number, including area code (801) 297-8000


                                      N/A
      ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The Certificateholder Statements for the month ending April 30, 1996 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3 and Series 1996-1
                 Certificates were distributed on May 17, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, and 20.4.

         Exhibit 20.1 Monthly Servicing Report dated May 17, 1996 with respect to the AT&T Universal Card Master Trust Series 1995-1.

         Exhibit 20.2 Monthly Servicing Report dated May 17, 1996 with respect to the AT&T Universal Card Master Trust Series 1995-2.

         Exhibit 20.3 Monthly Servicing Report dated May 17, 1996 with respect to the AT&T Universal Card Master Trust Series 1995-3.

         Exhibit 20.4 Monthly Servicing Report dated May 17, 1996 with respect to the AT&T Universal Card Master Trust Series 1996-1.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AT&T UNIVERSAL FUNDING CORP.



                                      By:    /s/ Robert A. Miller
                                         --------------------------
                                         Name: Robert A. Miller
                                         Title: Assistant Treasurer





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                                 EXHIBIT INDEX


Exhibit                                    Description                                        Page
- -------                                    -----------                                        ----
20.1                                       Monthly Servicing Report dated
                                           May 17, 1996 with respect to the
                                           AT&T Universal Card Master Trust
                                           Series 1995-1.

20.2                                       Monthly Servicing Report dated
                                           May 17, 1996 with respect to the
                                           AT&T Universal Card Master Trust
                                           Series 1995-2.

20.3                                       Monthly Servicing Report dated
                                           May 17, 1996 with respect to the
                                           AT&T Universal Card Master Trust
                                           Series 1995-3.

20.4                                       Monthly Servicing Report dated
                                           May 17, 1996 with respect to the
                                           AT&T Universal Card Master Trust
                                           Series 1996-1.